LIQUIDITY AND ABILITY TO CONTINUE AS A GOING CONCERN	9 Months Ended	12 Months Ended
	Sep. 30, 2022	Dec. 31, 2021
Liquidity And Ability To Continue As Going Concern
LIQUIDITY AND ABILITY TO CONTINUE AS A GOING CONCERN

NOTE 2 – LIQUIDITY AND ABILITY TO CONTINUE AS A GOING CONCERN

The financial statements have been prepared in conformity with generally accepted accounting principles, which contemplate continuation of the Company as a going concern. The Company has incurred losses since inception, including $20.3 million for the year ended December 31, 2021, resulting in an accumulated deficit of $55.6 million as of December 31, 2021.

As of September 30, 2022, the Company had an accumulated deficit of approximately $73.4 million. For the nine months ended September 30, 2022 and 2021, the Company incurred a net loss of approximately $17.8 and $12.9 million, respectively. Net cash used in operating activities amounted to approximately $16.6 million and $11.6 million for the nine months ended September 30, 2022 and 2021, respectively. As of September 30, 2022, the Company had total liabilities of approximately $8.5 million

As of September 30, 2022, the Company had approximately $6.7 million in cash and cash equivalents, which may not be sufficient to fund the operations and strategic objectives of the Company over the next twelve months from the date of issuance of these financial statements. Without additional financing, these factors raise substantial doubt regarding the Company’s ability to continue as a going concern.

The Company will be required to obtain additional financing and expects to satisfy its cash needs primarily from the issuance of equity securities or indebtedness in order to sustain operations until it can achieve profitability and positive cash flows, if ever. There can be no assurances, however, that adequate additional funding will be available on favorable terms, or at all. If such funds are not available in the future, the Company may be required to delay, significantly modify or terminate its operations, all of which could have a material adverse effect on the Company.

The Company does not have any off-balance sheet arrangements, as defined by applicable regulations of the SEC, that are reasonably likely to have a current or future material effect on our financial condition, results of operations, liquidity, capital expenditures or capital resources.

NOTE 2 – LIQUIDITY

As of December 31, 2021, the Company had an accumulated deficit of $55.6 million. For the years ended December 31, 2021 and 2020, the Company incurred a net loss of $20.3 and $12.1 million, respectively. Net cash used in operating activities amounted to $15.7 million and $5.7 million for the years ended December 31, 2021 and 2020, respectively. Since March 2020, the Company’s business has been negatively impacted as a result of the COVID-19 pandemic. Revenue growth and collections in 2021 were impacted by significant headwinds throughout the Company’s core customer base, mostly driven by COVID-19 Delta and Omicron variant resurgences in the middle and latter part of the year as discussed in Note 13.

As discussed in Note 9, in December 2020 the Company completed an IPO of approximately 4.0 million shares of Common Stock for net proceeds of approximately $21.6 million, and in May 2021, the Company completed a follow-on underwritten public offering of 4.6 million shares of Common Stock for net proceeds of approximately $25.4 million. As of December 31, 2021, the Company has cash and cash equivalents of $24.0 million and total liabilities of $8.1 million.

Management believes the Company’s existing cash resources will be sufficient to fund the Company’s contractual obligations and working capital requirements at least through the first quarter of 2023.